UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): December 31, 2000


                            YARC SYSTEMS CORPORATION, INC.
_____________________________________________________________________________
            (Exact name of Registrant as specified in its charter)

         CALIFORNIA                   000-29969            77-0185650
_____________________________        ___________          ___________________

 (State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)


900 CALLE PLANO, UNITS J, K, CAMARILLO, CA                     93012
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (805)482-1879



Item 5. Other Items

On December 31, 2000, Mr. Henry L. (Hank) Bechard bought 1,230,000 shares of restricted YARC Common Stock from Mrs. Frances E Marshall in a private transaction. Mr Bechard now beneficially owns 6.2% of the issued and outstanding shares of YARC.

Mr Hank Bechard was the founder and initial Chairman and CEO of Autologic Information International. He is widely regarded as the inventor of Computer To Plate (CTP) technology.



                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 YARC SYSTEMS CORPORATION, INC.
                                 Registrant


Dated: January 03, 2001            By  /s/ Trevor G Marshall
                                 _______________________

                                 Trevor G Marshall
                                 Chairman and Chief Executive Officer
                                 (Principal Executive Officer)